                                                                   Exhibit 10.23

                      THIRD AMENDMENT AND WAIVER AGREEMENT

         THIS THIRD AMENDMENT AND WAIVER AGREEMENT ("Agreement") is dated as of March 29, 2002 between Fleet Capital Corporation ("Lender") and Willey Brothers, Inc. ("Borrower") and BrandPartners Group, Inc. ("Guarantor") (Borrower and Guarantor are at times referred to herein as "Obligor").

                                    RECITALS

         WHEREAS, Borrower is engaged in the business of providing fixture sales, creative services , branch planning and development to the financial services industry, and related businesses;

         WHEREAS, Guarantor owns all or substantially all of the stock of Borrower, and would directly benefit and gain from any accommodation made by Lender to Borrower;

         WHEREAS, Lender has extended certain credit facilities to Borrower including pursuant to that certain Loan and Security Agreement dated January 11, 2001 (the "Loan Agreement"), including as amended by that certain Amendment and Waiver dated May 21, 2001 (the "First Amendment") and that certain Second Amendment and Waiver Agreement dated October 22, 2001 (the "Second Amendment"), and, as collateral security therefor, Borrower has granted to Lender liens on and security interests in all or substantially all of its real and personal property (collectively, the "Collateral");

         WHEREAS, Guarantor has unconditionally and fully guarantied the full payment and performance of all of Borrower's obligations to Lender;

         WHEREAS, Borrower has requested that the Lender amend the Loan Agreement in certain respects and waive certain provisions of the Loan Agreement as specified herein, and Guarantor has joined in Borrower's request; and

         WHEREAS, Lender is willing to waive and amend certain provisions of the Loan Agreement, but only on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

     1. ACCURACY OF RECITALS. Borrower and Guarantor acknowledge and agree that the foregoing Recitals are true and accurate.

     2. DEFINITIONS. Capitalized terms not otherwise defined herein shall be as defined in the Loan Agreement.

     3.     ACKNOWLEDGMENT OF OBLIGATIONS.

            3.1. BY BORROWER. Borrower hereby acknowledges that it is unconditionally liable to Lender for the full payment of each of the obligations set forth at Schedule A hereto and incorporated herein by reference, plus all charges that may arise under the various documents executed or delivered by Borrower evidencing or relating to such obligations including, without limitation, the Loan Agreement, as amended by the First Amendment and the Second Amendment (collectively, the "Financing Documents"), plus all attorneys' fees and costs of collection incurred in connection with such obligations by Lender (hereinafter all such obligations are referred to as the "Obligations"), and that, as of the date hereof, Borrower has no defenses, counterclaims or set-offs with respect to the full and immediate payment of any or all Obligations.

            3.2. BY GUARANTOR. Guarantor hereby acknowledges that it is unconditionally liable to Lender for the full payment of all Obligations, and that, as of the date hereof, Guarantor has no defenses, counterclaims or set-offs with respect to full and immediate payment of any or all Obligations.

     4. WAIVER. The Lender hereby waives compliance with the last sentence of Section 3.2.1(a) of the Loan Agreement (re: repayment of an Overadvance) prior (and only prior) to the date hereof. Borrower acknowledges and agrees that such waiver is not prospective in nature and that compliance with the last sentence of Section 3.2.1(a) of the Loan Agreement shall be required from and after the date hereof.

     5. AMENDMENT TO LOAN AGREEMENT. Section 4.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

            "TERM OF AGREEMENT. Subject to Lender's right to cease making
            Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect through and including March 31, 2003 (the "Original Term") or unless terminated as provided in Section 4.2 hereof (such final date being the "Termination Date")."

     6. GROWTH CAPITAL ACCOUNT AND RESTRICTED PAYMENT ACCOUNT. Notwithstanding anything to the contrary in the Financing Documents, Borrower hereby acknowledges, agrees and consents to Lender's continued possession of any and all proceeds of the Growth Capital Account and the Restricted Payment Account. Borrower hereby further consents to the application of $300,000 (such amount constituting the proceeds of the Restricted Payment Account) to the reduction of the Revolving Credit Loans. The remaining proceeds of the Growth Capital Account and the Restricted Payment Account, in the approximate amount of $4,000,000 plus accrued residual interest thereon, shall be held by Lender for its own account and may be applied to the Obligations immediately upon a Default or an Event of Default. Prior to any such application, such funds shall accrue interest (for the benefit of the Borrower) at the rate of one percent (1%) per annum. Following full and indefeasible payment in cash of all Obligations including, without limitation, Lender's fees and expenses, Lender shall return the remaining balance (if any) of the proceeds from the Growth Capital Account and Restricted Payment Account to the Borrower.

     7.  STATEMENTS OF CASH FLOW.

         7.1. CASH FLOW FORECASTS. Commencing April 15, 2002 and continuing on each Monday thereafter, the Borrower shall provide the Lender with a thirteen
(13) week rolling cash flow analysis (without any adjustment to previously forecasted week(s)), in form and substance acceptable to the Lender in its sole discretion and which shall include, without limitation, forecasted collections of Accounts, forecasted sales (sales which can be reported as revenue on the Borrower's financial statements in accordance with GAAP, "Sales") and forecasted cash disbursements for each of the subsequent thirteen (13) weeks (the "Cash Flow Forecast").

            7.2. ACTUAL CASH FLOW. Commencing April 22, 2002 and continuing on each Monday thereafter, the Borrower shall provide the Lender with a weekly actual cash flow analysis for the immediately preceding week, in form and substance acceptable to Lender in its sole discretion and which shall include, without limitation, the Borrower's collected Accounts, the actual Sales and actual cash disbursements for the immediately preceding week (the "Actual Cash Flow Analysis"). In addition to the foregoing, such Actual Cash Flow Analysis shall include, without limitation, a reconciliation and explanation for any variance between the Cash Flow Forecast and the Actual Cash Flow Analysis for such weekly period.

     8. RETENTION OF CONSULTANT. The Borrower shall continue to retain Getzler & Company (the "Consultant") on terms acceptable to the Lender, in its discretion. The Consultant shall, among other things, assist the Borrower in preparing the weekly Cash Flow Forecast, the weekly Actual Cash Flow Analysis and formulating a business plan addressing, among other things, issues identified by the Lender in its sole discretion. The Borrower and the Consultant shall fully cooperate with Lender's requests for information. In furtherance of the preceding, Borrower shall direct the Consultant to respond directly to any and all requests for information made by the Lender. Borrower acknowledges, consents and agrees that the Lender may directly contact the Consultant for the purpose of making any such requests for information or to discuss any and all such information provided.

     9. REVOLVING CREDIT LOANS. Lender agrees to continue to make Revolving Credit Loans up to but not to exceed $6,000,000 subject to the terms and conditions of the Loan Agreement, as amended. The definition of "Revolver Availability" as set forth in Appendix A General Definitions of the Loan Agreement, shall be deleted in its entirety and the following substituted therefore: "Revolver Availability - an amount not to exceed $6,000,000." Notwithstanding anything to the contrary contained in the Loan Agreement and/or the Financing Documents, from and after the date hereof, the Borrower shall no longer be required to deliver to the Lender a Borrowing Base Certificate.

     10. Amendment Fee. In consideration of the Lender's agreements herein, upon execution hereof, a fully earned amendment fee in the amount of $700,000 (the "Amendment Fee") shall be due from Borrower to Lender but shall be payable by Borrower to Lender upon the earlier of (a) the Termination Date, or (b) in installments as follows:

--------------------------------------------------------------------------------
             September 25, 2002                         $350,000
--------------------------------------------------------------------------------
             December 30, 2002                          $175,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            March 28, 2003                                 $175,000
--------------------------------------------------------------------------------
Notwithstanding the foregoing, the Amendment Fee (or any remaining portion thereof) shall only be payable in accordance with the forgoing installments to the extent that on any such date any Obligations are outstanding, except that after July 1, 2002, $175,000 shall be payable under all circumstances (i.e., notwithstanding payment of all other Obligations prior to September 25, 2002).

     11. FINANCIAL COVENANT WAIVERS. Upon execution of this Agreement, Lender waives Borrower's compliance with the following financial covenants in the Financing Documents: Sections 8.3.1 (Maximum Total Debt to EBITDA), 8.3.2 (Minimum EBITDA), 8.3.3 (Minimum Net Worth), 8.3.4 (Minimum Fixed Charge Ratio) and 8.3.5 (Minimum Fully Loaded Fixed Charge Coverage Ratio).

     12.    COVENANTS.  From and after the date hereof, Borrower covenants that:

            12.1. MINIMUM AVAILABILITY. Borrower, at all times, shall maintain availability of not less than $450,000. "Availability" means $6,000,000 minus
(a) the amount of outstanding Revolving Credit Loans, and (b) Reserves (as defined and determined pursuant to Section 1.1.1 of the Loan Agreement).

     13. SUBORDINATED DEBT PAYMENTS. From and after the date hereof, the Obligor agrees that effective as of the date of this Agreement and continuing through and until all of the Obligations are repaid in full in cash (including, without limitation, all Lender's fees and expenses), the Obligor shall not make any payments of principal and/or interest on account of the Seller Notes, the Earn-Out (as defined in the Purchase Documents), the Subordinated Notes and/or Management Fees, except that, if no Default or Event of Default has occurred, Borrower may pay, on account of the Subordinated Notes, $300,000 on September 30, 2002, and $150,000 on each of December 31, 2002 and March 31, 2003.

     14. OVERADVANCES. From and after the date hereof, Borrower shall not request and the Lender shall have no obligation to make any Overadvance and Borrower shall not permit any Overadvance to be outstanding. Failure to comply with the foregoing shall constitute an Event of Default under this Agreement and the Financing Documents without any notice or grace whatsoever.

     15. REVISED UCC ARTICLE 9 MATTERS. In addition to and without in any way limiting or substituting for the Collateral granted by Borrower to Lender pursuant to the Loan Agreement and/or Financing Documents and under the amendments thereto, as security for the payment and performance of all Obligations and any and all other obligations of every type of Borrower to Lender, Borrower hereby grants to Lender a continuing Lien upon all of its property and assets of every type whatsoever, now owned or hereafter acquired, wherever located, including without limitation all of the following categories of Property and interests in Property, as defined under the UCC presently in effect in New Hampshire or as hereafter amended: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care insurance receivables), chattel paper

(whether tangible or electronic), deposit accounts, letters of credit (whether or not the letter of credit is evidenced by a writing), banker's acceptances and similar instruments and including all letter-of-credit rights, commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all products and proceeds of any of the foregoing. For all purposes under the Loan Agreement and/or Financing Documents, each of the foregoing categories of Property shall be deemed to be included in the Collateral and the definition of Collateral is hereby amended to include such categories. All Collateral shall secure all Obligations. Borrower shall not change its state of incorporation without obtaining Lender's prior written consent, such consent to be in Lender's discretion. Borrower promptly shall notify Lender in writing upon such Borrower acquiring any commercial tort claim(s). Borrower irrevocably and unconditionally authorizes Lender (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Lender or its designee as the secured party and Borrower as debtor, and including any other information with respect to the Borrower or otherwise required by part 5 of
Article 9 of the UCC, together with amendments and continuations with respect thereto, which authorization shall apply to all financing statements naming Lender or its designee as secured party and Borrower as debtor filed on, prior to or after the date hereof. In no event shall Borrower file or permit or cause to be filed any correction statement, amendment, or termination statement with respect to any such financing statement. Borrower shall take or cause to be taken all action required to cause the attachment, perfection and first priority of, and the ability of Lender to enforce the Lender's Lien including, without limitation, obtaining control agreements with respect to deposit accounts, letter-of-credit rights, electronic chattel paper, instruments and investment property. Upon full and indefeasible payment in cash of all Obligations including, without limitation, Lender's fees and expenses, Lender shall file termination statements with respect to its financing statements.

     16. CONDITIONS PRECEDENT. Lender's obligation to enter into this Agreement and perform its obligations hereunder is subject to the condition precedent that the Lender shall have received the following documents and other items, satisfactory to Lender, duly executed where appropriate by authorized representatives of Borrower (notwithstanding the foregoing, Lender immediately shall be entitled and shall continue to be entitled to any and all benefits of this Agreement):

            (a)    this Agreement;

            (b) evidence that the execution, delivery and performance of this Agreement by Borrower has been duly authorized by all necessary corporate action;

            (c) delivery of the engagement letter by and among the Borrower and Getzler & Company on terms and conditions satisfactory to the Lender in its sole discretion;

            (d) delivery of a landlord waiver and consent in a form and substance satisfactory to Lender, in its sole and absolute discretion, in connection with Borrower's leased premises located at 85 Industrial Drive, Dover, NH 03820;

            (e) delivery of a certificate of legal existence and good standing issued by the State of Rhode Island; and

            (f) all documentation deemed necessary and appropriate by Lender, in its sole and absolute discretion, in connection with the location and operation of all Borrower's lockbox, collection and operating accounts including, without limitation, the Loan Account, and the Dominion Account.

     17. CONDITIONS SUBSEQUENT. The effectiveness of this Agreement and Lender's obligation to perform its obligations hereunder is subject to the condition subsequent that the Lender shall receive the following documents and items in a form and substance satisfactory to Lender in its sole discretion (notwithstanding the foregoing, Lender immediately shall be entitled and shall continue to be entitled to any and all benefits of this Agreement):

            (a) on or before April 15, 2002, projections for the calendar year 2002 on a month-to-month basis; and

            (b)    on or before April 15, 2002, pursuant to Section
                   6.1 hereof, Borrower's initial Cash Flow Forecast (the "Initial Cash Flow Forecast"); and

            (c) on or before April 15, 2002, consents to this Agreement and the arrangements contemplated hereunder in a form and substance reasonably acceptable to Lender with respect to the Seller Notes, the Earn-Out, Subordinated Notes and Management Fees.

Upon Borrower's failure to timely satisfy any of the conditions precedent or conditions subsequent set forth in Sections 16 and 17 above, Lender, in its sole discretion, may deem this Agreement void ab initio as to any and/or all of Lender's agreements and/or obligations.

     18. COVENANTS, REPRESENTATIONS AND WARRANTIES. Obligor hereby makes the following covenants, representations and warranties:

            18.1. AUTHORITY. Obligor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and in each jurisdiction where Obligor is required to be qualified to do business. Obligor is duly authorized to enter into, and perform its obligations under, this Agreement and the agreements, instruments and documents contemplated hereby. The execution, delivery and performance by Obligor of this Agreement will not violate Obligor's charter or bylaws, any law or any provision of, nor are there any grounds for acceleration under, any agreement, note, or instrument which is binding upon Obligor.

            18.2. NO MISREPRESENTATIONS. Without limiting any rights or remedies Lender may have under law or in equity, Obligor agrees that all statements and information provided by Obligor to Lender pursuant to, or in connection with, this Agreement or the negotiations leading to this Agreement, have been and are true, complete and correct in all material respects, and none of the same contain any omissions of any fact or matter necessary to keep the statements and information therein from being misleading.

            18.3. INDEMNITY. Without limiting any rights or remedies Lender may have under law or in equity, Obligor agrees to indemnify and hold Lender harmless from and against any and all losses, debts, damages, liabilities, claims, demands, actions, causes of action, lawsuits, penalties, judgments, costs and expenses (including, without limitation, attorneys' fees of counsel of Lender's choice), of every nature and description, which Lender may sustain or incur, based upon, arising out of, or in any way relating to this Agreement and/or any of the other Financing Documents.

     19.    RELEASE OF CLAIMS.
            -----------------

            19.1. BY BORROWER. Borrower hereby releases, waives and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert now or in the future against Lender and/or its participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, prior to the execution of this Agreement with respect to the Obligations, the Financing Documents and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations prior to the execution of this Agreement; or (iii) any thing or matter related to any of the foregoing. The inclusion of this paragraph in this Agreement, and the execution of this Agreement by Lender, does not constitute an acknowledgment or admission by any Lender of liability for any matter, or a precedent upon which liability may be asserted.

            19.2. BY GUARANTOR. Guarantor hereby releases, waives and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert now or in the future against Lender and/or its participants, officers, directors, employees, agents, attorneys, accountants, consultants, successors and assigns, directly or indirectly, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, prior to the execution of this Agreement with respect to the Obligations, the Financing Documents and/or the administration thereof or the obligations created thereby; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the refinancing, restructuring or collection of any Obligations prior to the execution of this Agreement; or (iii) any thing or matter related to any of the foregoing. The inclusion of this paragraph in this Agreement, and the execution of this Agreement by Lender, does not constitute an acknowledgment or admission by any Lender of liability for any matter, or a precedent upon which liability may be asserted.

     20.    GENERAL PROVISIONS.

            20.1. INTEGRATION; AMENDMENT; WAIVERS. This Agreement and the Financing Documents set forth in full all of the terms of the agreement between the parties and are intended as the full, complete and exclusive contract governing the relationship between the parties, superseding all other discussions, promises, representations, warranties, agreements and the understandings between the parties with respect thereto. Borrower agrees that the failure of any Obligor in the performance of any terms or conditions of this Agreement shall constitute an Event of Default under the Financing Documents (with no notice or grace whatsoever, notwithstanding anything to the contrary in the Financing Documents). Obligor acknowledges and agrees that each and every Event of Default shall be of equal weight and significance, and equally and fully shall allow Lender to exercise its rights and remedies hereunder. Obligor acknowledges and agrees that each such Event of Default has been a material inducement for Lender to enter into this Agreement and that Lender would be irreparably harmed if Lender, in any way, were unable to exercise its rights and remedies on the basis that certain Events of Default (for example, Events of Default not relating to payment) were of less weight or significance than certain other Events of Default (for example, Events of Default relating to payment). No term of this Agreement or the Financing Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. Lender's exercise or failure to exercise any rights under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights in subsequent instances. Except as expressly provided to the contrary in this Agreement, or in another written agreement, all the terms, conditions, and provisions of the Financing Documents shall continue in full force and effect. If in this Agreement's description of an agreement between the parties, rights and remedies of Lender or obligations of Borrower are described which also exist under the terms of the other Financing Documents, the fact that this Agreement may omit or contain a briefer description of any rights, remedies and obligations shall not be deemed to limit any of such rights, remedies and obligations contained in the other Financing Documents. In the event that there shall be any inconsistency between any provisions of this Agreement and a provision set forth in any other Financing Document, the provision most favorable to Lender and the most restrictive as to Obligor shall govern.

            20.2. PAYMENT OF EXPENSES. Without limiting the terms of the Financing Documents, Borrower shall pay all costs and expenses incurred by or on behalf of Lender (including reasonable attorneys' fees and expenses) arising under or in connection with this Agreement or the Financing Documents, including without limitation, in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the Financing Documents, and any and all consents, waivers or other documents or instruments relating thereto, (ii) the filing and recording of any Financing Documents and any other documents or instruments or further assurances filed or recorded in connection with any Loan Document, (iii) any other action required in the course of administration hereof, including, but not limited to, all fees and expenses arising out of any audits, appraisals, and inspections, and (iv) the defense or enforcement of the Financing Documents, whether or not there is any litigation between the parties. All costs and expenses shall be added to the Obligations, as Lender shall determine, and shall earn interest at the highest rate provided for under the Financing Documents.

            20.3. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

            20.4. REFERENCE TO "OBLIGOR." All references to "Obligor" in this Agreement shall mean each and all Obligors (whether Obligor is a natural person or a legal entity, and regardless of the use of the word "it" or similar term to refer to Obligor), except where the context otherwise requires. Each promise, agreement, representation, warranty and covenant made by Obligor herein is made and given by each Obligor, jointly and severally, and all rights of Obligor hereunder are enjoyed with respect to each Obligor, except as expressly set forth herein.

            20.5. SEPARABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

            20.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement.

            20.7. TIME OF ESSENCE. Time is of the essence in each of the obligations of Obligor and with respect to all conditions to be satisfied by Obligor.

            20.8. STATUTE OF LIMITATIONS. Obligor waives the benefit of all statute(s) of limitations in any action or proceeding based upon or arising out of this Agreement or the other Financing Documents.

            20.9. CONSTRUCTION; VOLUNTARY AGREEMENT; REPRESENTATION BY COUNSEL. This Agreement has been prepared through the joint efforts of all the parties. Neither its provisions nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party's counsel was the draftsman of this Agreement. Each of the parties declares that such party has carefully read this Agreement and the agreements, documents and instruments being entered into in connection herewith and that such party knows the contents thereof and sign the same freely and voluntarily. The parties hereto acknowledge that they have been represented in negotiations for and preparation of this Agreement and the agreements, documents and instrument being entered into in connection herewith by legal counsel of their own choosing, and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

            20.10. GOVERNING LAW; FORUM SELECTION. This Agreement has been entered into and shall be governed by the laws of the State of New York. As a material part of the consideration to the parties for entering into this Agreement, each party (i) agrees that, at the option of Lender, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to, this Agreement, or the Financing Documents, shall be litigated exclusively in the state courts of the State of New York or, at Lender's option, the United States District Court for the Southern District of New York;
(ii) consents to the jurisdiction of any such courts and consent to the service of process in any such action or proceeding (whether or not litigated in courts located in the State of New York or the United States District Court for the Southern District of New York) by personal delivery or any other method permitted by law; and (iii) waives any and all rights to transfer or to change the venue of any such action or proceeding to any court located outside the courts of the State of New York or the United States District Court for the Southern District of New York.

            20.11. FURTHER ASSURANCES. Borrower agrees to take all further actions and execute all further documents as Lender may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

            20.12. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the Financing Documents.

            20.13. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. LENDER AND OBLIGOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT, OR ANY OF THE AGREEMENTS, INSTRUMENTS OR DOCUMENTS REFERRED TO HEREIN; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN OR AMONG THEM; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF LENDER OR OBLIGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH THEM; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

FLEET CAPITAL CORPORATION                    WILLEY BROTHERS, INC.



By:/S/                                       By:/S/
   ---------------------------------           --------------------------------
Its:                                         Name:
    --------------------------------              -----------------------------



                                             BRANDPARTNERS GROUP, INC.



                                             By:/S/
                                                -------------------------------
                                             Name:
                                                  -----------------------------

                                   SCHEDULE A

                            (Schedule of Obligations)

         As of March 25, 2002, the Obligations outstanding with respect to the Loans were as follows:

------------------------------------- ----------------------------------
Loan                                  Principal Balance
------------------------------------- ----------------------------------
------------------------------------- ----------------------------------
A.   $6,000,000 Revolving Credit      $4,334,500.01
     Loan
------------------------------------- ----------------------------------
------------------------------------- ----------------------------------
B.   $8,000,000 Term Loan             $7,250,000.00
------------------------------------- ----------------------------------

         Plus, as to each Loan, any and all interest, expenses, fees, costs and other charges accrued and accruing under the Financing Documents or this Agreement.